SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 24, 1998

                           Bausch & Lomb Incorporated
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 New York          1-14105        16-0345235
                --------           ---------      ----------
             (State or other     (Commission     (IRS Employer
             jurisdiction of     File Number)    Identification No.)
             incorporation

             One Bausch & Lomb Place, Rochester, New York 14604-2701
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (716)338-8444

                                 Not Applicable
           -----------------------------------------------------------
                (Former name or former address, if changed since
                                  last report.)


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         ITEM  5. OTHER EVENTS

         On July 24,1998, the Company entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, for itself and as agent for the other underwriters named therein,(the "Debenture Underwriters") pursuant to which the Debenture Underwriters will purchase $200,000,000 7.125% Debentures Due August 1, 2028 (the "Debentures"). On July 24, 1998, Bausch & Lomb Incorporated (the "Company" or "Registrant") entered into underwriting agreements with Morgan Stanley & Co. Incorporated, Warburg Dillon Read, LLC and J. P. Morgan Securities Inc., in each case for itself and the other underwriters named therein, (the "Note Underwriters")pursuant to which the Note Underwriters; respectively, will purchase $100,000,000 6.15% Putable/Callable Notes Due August 1, 2011, $100,000,000 6.375% Putable/Callable Notes Due August 1, 20013, and $100,000,000
6.50% Notes Due August 1, 2025 (the "Notes"). The Company also agreed to enter into three separate remarketing agreements with respect to the Notes with Morgan Stanley & Co., Warburg Dillon Read LLC, and J.P.
Morgan Securities, Inc., respectively.

         On May 13, 1998, the Company entered into Supplemental Indenture No. 1, supplementing the Indenture, dated as of September 1, 1991, between the Company and Citibank, N.A. The Company will enter into a Supplemental Indenture No. 2, to be dated July 29, 1998, with respect to the Notes.

         The Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated July 29, 1998, with respect to offer of the Debentures and supplementing its Prospectus, dated February 13, 1998, which forms a portion of the Company's Registration Statement on Form S-3 (No. 333-45223) (the "Registration Statement"). The Company also filed with the Securities and Exchange Commission a Prospectus Supplement, dated July 29, 1998, with respect to offer of the Notes and supplementing its Prospectus, dated February 13, 1998, which forms a portion of the Registration Statement.

         This Report on Form 8-K contains the Underwriting Agreements with the Debentures Underwriters and the Note Underwriters, the Supplemental Indentures and the Remarketing Agreements with respect to the Notes, all of which are incorporated as exhibits to the Registration Statement.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial Statements of Businesses Acquired.
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                                      -3-


         None

         b.       Pro Forma Financial Information.

         None.

         c.       Exhibits



         1.1 Form of Underwriting Agreement, dated July 24, 1998, between the Company and the Debenture Underwriters and the Note Underwriters.

         1.2 Form of Remarketing Agreement, dated as of July 29, 1998, between the Company and Morgan Stanley & Co., Warburg Dillon Read LLC, and J.P. Morgan Securities, Inc.

         3.1 Supplemental Indenture No. 1, dated May 13, 1998, between the Company and Citibank, N.A., as trustee ("Trustee").

         3.2 Supplemental Indenture No. 2, dated as of July 29, 1998, between the Company and the Trustee.
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                                      -4-


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:  July 28, 1998

         Bausch & Lomb Incorporated


         By:  /s/ Alan H. Resnick
                ------------------
                Vice President and
                      Treasurer